Exhibit 99.1

J.P. Morgan Healthcare Conference January 10, 2023 Jeff Simmons President & Chief Executive Officer

© 2023 Elanco or its affiliates This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Sectio n 21E of the Securities Exchange Act of 1934 (Exchange Act), including, without limitation , our long - term revenue and earnings growth expectations, reduction of debt and leverage, expectations regarding product launche s and related regulatory proceedings, and our industry and our operations, performance, and financial condition .. Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward - looking statements relate to the fu ture, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward - looking statements. Important factors that could cause actual results to differ materially from those in the forward - looking statements include regi onal, national, or global political, economic, business, competitive, market, and regulatory conditions, including but not limited to the following: heightened competition, including fr om generics; the impact of disruptive innovations and advances in veterinary medical practices, animal health technologies and alternatives to animal - derived protein; changes in regu latory restrictions on the use of antibiotics in farm animals; our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements; c onsolidation of our customers and distributors; an outbreak of infectious disease carried by farm animals; the impact on our operations, the supply chain, customer demand, and our liquidity as a result of the COVID - 19 global health pandemic; the success of our research and development (R&D) and licensing efforts; misuse, off - label or counterfeiting use of ou r products; unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products; the impact of weather conditions and the availabili ty of natural resources; use of alternative distribution channels and the impact of increased or decreased sales to our channel distributors , resulting in fluctuation in our revenues; manufacturing problems and capacity imbalances; challenges to our intellectual property rights or our alleged violation of rights of others; risks related to our presence in fo reign markets; breaches of our information technology systems; our ability to complete acquisitions and successfully integrate the businesses we acquire, including Kindred BioSciences , Inc. and the animal health business of Bayer AG (Bayer Animal Health); the terms, timing or structure of any separation of the microbiome R&D platform, including whether it will be co nsummated at all, and whether the operational and strategic benefits of such transaction can be achieved, including whether the uncertainty of announcing the separation initiativ e will have adverse impacts on the employees, customers and suppliers related to the platform; the effect of our substantial indebtedness on our business; the uncertainties inherent in research relating to product safety and additional analyses of existing safety data; actions by regulatory bodies, including as a result of their interpretation of studies on product safet y; unfavorable publicity resulting from media reports on our products; public acceptance of our products; fluctuations in our business results due to seasonality and other factors; and the impact of litigation, regulatory investigations, and other legal matters. For additional information about the factors that could cause actual results to differ materially from forward - looking statement s, please see our latest Form 10 - K and subsequent Form 10 - Qs filed with the Securities and Exchange Commission. We undertake no duty to update forward - looking statements. Forward - looking statements 2

© 2023 Elanco or its affiliates Today’s Focus Attractive Global Industry Backdrop driven by increased pet ownership and protein demand Independent, Product - Focused Animal Health Leader Innovation, Portfolio, Productivity (IPP) Strategy to Optimize Serving Customers and Creating Value Differentiated Trends to Watch in Animal Health Elanco well positioned with next era of innovation and growth to drive meaningful long term value creation A Leader In The Growing Animal Health Industry 3

© 2023 Elanco or its affiliates Animal Health Market Expected to Remain Durable in 2023 Note: Industry figures represent Elanco market analysis for 2022 based on Vetnonsis , Animal Pharm and internal estimates for animal health medicines and vaccines. Industry Success Factors: Broad Portfolios, Innovation, Global Reach, Value - added Capabilities Pet Health $14B Global Industry Pet ownership and “humanization” of pets a continued tailwind globally Innovation and increased compliance and convenience expected to drive growth Vet labor and capacity constraints continue, while spend expected to grow Economic pressure impacting the retail channel; specifically in the US and Europe Farm Animal $22B Global Industry Protein demand continues to grow globally driven by increasing GDPs, expanding protein diets, and efficient trade Environmental Sustainability expected to create the next area of industry opportunity Elevated input costs, drought and disease pressure impacting producer profitability Uncertainty in Chinese protein markets 4

© 2023 Elanco or its affiliates Elanco: An Independent, Product - Focused Leader (1) Non - GAAP financial measure. See Appendix to this presentation for more information, including GAAP to non - GAAP reconciliations. (2) 5 potential blockbusters include Experior, parvovirus treatment, broad spectrum parasiticide, and JAK Inhibitor and IL - 31 in der matology. Note: Financials based on the midpoint of 2022 full year guidance, as provided in the Company’s Q3 2022 earnings presentation is sued on November 8, 2022. $4.408 B Revenue $1.04 Adj. EPS (1) $1.028 B Adj. EBITDA (1) Key Financial Metrics 2022 Guidance Midpoint (as of November 8, 2022) An Independent Global Leader Improved Mix, Optimized Infrastructure Completed independent stand up Intentional portfolio shift towards high margin Pet Health Decisive actions and disciplined execution on synergy capture and productivity Bayer systems integration expected to be completed in Q2 2023 Path to 5 potential blockbusters (2) approved by H1 2024 Diverse, Global Portfolio Balanced Across Geography and Species Revenue Category by Geography Revenue by Species 20% 34% 16% 29% Pet Health Farm Animal International 49% 21% 16% 10% 4% Pet Health Cattle Poultry Swine Aqua U.S. 5 Percentages may not add due to rounding.

IPP: Innovation, Portfolio, Productivity

Elanco's Strategy to Optimize Serving Customers and Creating Value

Concentrated in Areas of Highest Potential

- Focused on consistently delivering high margin products in large market spaces
- 8 product approvals in major markets in 2022; additional approvals expected in 2023
- Path to 5 potential blockbusters ($100M+) approved by H1 2024
- Expect to deliver $600 to $700M in innovation sales by 2025


Innovation
Portfolio
Productivity
Customer
Veterinarian
Farmer
Pet Owner

Strengthening Mix and Margin

- Innovation & Focus[1] Brands to lead growth
- Execution on enablers[2] remains key to portfolio strategy
- **Pet Health:** Broad, global parasiticide portfolio; Growing therapeutics
- **Farm Animal:** Share gain in poultry and aqua; Building and shaping sustainability

Unlocking Value

- Company wide productivity actions driving margin expansion since IPO
- Adjusted EBITDA[3] synergies of $345M expected by 2023
- One-time cash costs associated with integration and restructuring expected to step down starting in 2024

(1) Focus Brands are defined as Seresto, Galliprant, Credelio, Interceptor Plus, Claro and the Poultry and Aqua portfolios.
(2) Growth Enablers are defined as launch excellence, omnichannel leadership, geographic focus, pricing, and digital ecosystem.
(3) Non-GAAP financial measure. See Appendix to this presentation for more information.

© 2023 Elanco or its affiliates

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© 2023 Elanco or its affiliates 7 IPP: Consistent, High Impact Innovation in Animal Health 1 Refreshed Structure The One Elanco R&D organization has moved past integration, entering a more stable phase. With optimized resource allocation, streamlined ways of working, and deepened technical expertise in key areas, our highly experienced, capable team is poised to deliver. 2 Focused Pipeline Elanco has prioritized assets, including late - stage potential blockbusters, with the potential to complete in large markets through both funding and allocation of time for top talent. Balanced with attention to life cycle management and early - stage pipeline to drive consistent flow of innovation. Integrated & Optimized Streamlined Ways of Working Deepened Expertise Recent Examples Kindred mAb platform and dermatology Bexacat novel SGLT - 2 feline diabetes treatment Bovaer (1) methane - reducing feed additive for cattle Numerous early - stage collaborations 3 Partner of Choice Elanco embraces an internal / external innovation model, allowing us to be generally agnostic on sources of innovation. Elanco is a true partner of choice in the industry and actively evaluating opportunities aligned with our targeted platforms. Prioritize Large Market Spaces Path to 5 potential blockbusters approved by the first half of 2024 Maximize Life Cycle Management Refill Focus on Differentiation Customer (1) Announced licensing of Bovaer on April 27, 2022. The product is not yet approved in the U.S.

© 2023 Elanco or its affiliates Asset U.S. Regulatory Agency Species Research Exploratory Development Product Development Initial Submission (1) Approval Peak Sales Opportunity (3) Zorbium Pain FDA (Rx) Advantage XD OTC Flea EPA (OTC) H2 2023 (2) Bexacat SGLT - 2 Diabetes FDA (Rx) KIND - 030 Parvovirus USDA (Rx) By Q1 2023 (2) (conditional) Broad Spectrum Parasiticide FDA (Rx) H1 2024 (2) JAK Inhibitor Dermatology FDA (Rx) H1 2024 (2) IL - 31 SA Antibody Dermatology USDA (Rx) H1 2023 (1) H1 2024 (2) (1) Expected submission timing is based on internal estimates and could change as programs evolve. (2) Potential approval timing is subject to regulatory agency outcomes. (3) Potential peak sales represent the level of annual sales expected for a product on a global basis at its peak. Advantage XD Cat Advantage XD Dog $10 - $49M $50 - $99M ≥$100M Q4 2022 Q4 2022 Progress since Q3 2022 Earnings Call 8 IPP: Progress and Outlook for Elanco’s Next Era of Growth Preparing for a historic innovation launch window for Pet Health in ‘23 and ‘24 Customer

© 2023 Elanco or its affiliates (1) OTV = outside the vet (2) Excluding vaccines (3) MFA = medicated feed additives Market Leader in OTC parasiticides, pain Competitive Innovation in Rx parasiticides Portfolio Gap in dermatology Innovating across dermatology, broad spectrum and OTC parasiticides, other therapeutics Pet Health Market Leader in topical & collar parasiticides Market Expansion in emerging markets Market Pressure as a result of economic climate, primarily in Europe Innovating in dermatology Driving OTV (1) Expansion for parasiticides Market Leader in Poultry and Swine Top 2 Player in Cattle Generic Pressure impacting price performance Portfolio Gap in vaccines Driving Industry Focus on sustainability Expanding portfolios and value beyond product Market Leader in Poultry (2) and Swine (2) Top 2 Player in Aqua Market Access pressure for MFAs (3) Portfolio Gap in vaccines Expanding portfolios through geo - expansion and life cycle management US International Farm Animal 9 IPP: A Global, Diverse Portfolio Reaching the World’s Animals Improving Product Mix Drives Stability & Margin Strength Customer

© 2023 Elanco or its affiliates IPP: Productivity Progress & Proof Points (1) Non - GAAP financial measure. See Appendix to this presentation for more information, including GAAP to non - GAAP reconciliations. (2) B ased on the midpoint of 2022 full year guidance, as provided in the Company’s Q3 2022 earnings presentation issued on November 8, 2022. Note: At the midpoint of our latest guidance issued on November 8, 2022, Adjusted EBITDA Margin is expected to decline in the fourth quarter. (3) Represents data from initial Bayer animal health acquisition footprint in August 2020 compared to footprint at year - end 2022. 7 Consecutive Quarters of adjusted EBITDA margin (1) expansion; Latest guidance implies adjusted EBITDA margin expansion for full year 2022 (2) Reduced Footprint (3) with reduction of R&D sites from 9 to 6 and internal manufacturing sites from 20 to 17 Right - sized Corporate Structure Post - Acquisition by consolidating international org. structure, streamlining global functions, and further focusing R&D investment areas Enhanced Ownership Mentality with Elanco Cash Earnings and Employee Stock Purchase Plan Adjusted EBITDA Synergies expected to reach between $395 and $405 million by 2024, above initial expectations ERP System Integration accelerated to Q2 2023, representing last major integration cash need, ahead of initial expectations Customer 10

© 2023 Elanco or its affiliates Key Considerations for 2023 Slide as initially shared in Q3 2022 Earnings Call Slides on November 8, 2022. Tailwinds Innovation ramp and new launches More consistent supply chain inputs Price growth Improving dynamics in China Productivity efforts to continue; inflation cools Focus IPP Strategy Headwinds Economic slowdown continuing to impact Europe and U.S. pet retail markets Competition in U.S. Pet Health business and Farm Animal generics Important investments in R&D, launch, manufacturing Higher interest rates U.S. dollar strength in H1 Control the Controllables Advancing Capabilities Debt Paydown 11

© 2023 Elanco or its affiliates Differentiated Trends to Watch in Animal Health Innovation Globalization Farm Sustainability Emergence of generic models , primarily in Farm Animal market; increased importance of innovation and portfolios of solutions Global access to trade for meat is essential to enable sustainable demand, reduce cyclicality and support producer profitability Elanco is well positioned in the key areas driving future industry growth Livestock can play a positive role in sustainability, with further maturation of the carbon market being essential The intersection of: • Animal Health • Human Health • Environmental Health Increases in ownership and humanization of pets outside the U.S. is driving market expansion and increased spend across developed and emerging markets Sustainable industry - wide price growth driven by innovation and differentiation 12

© 2023 Elanco or its affiliates 13 A Compelling Long Term Value Proposition Leader in Attractive, Durable Global Market Increasing demand for protein Pet ownership and spending tailwinds Targeted Value - Generating Strategy Innovation, Portfolio, and Productivity (IPP) strategy, with EVA - like compensation model Disciplined Delivery, Executing on the Controllables Reduced costs and expanded margins amidst macro challenges, with optimized infrastructure to support growth from innovation Late - Stage Pipeline Progressing Path to 5 potential blockbuster approvals by the first half of 2024, balance to optimize lifecycle management and refill early stage

Guidance and GAAP reported to non - GAAP adjusted reconciliations Appendix 14

© 2023 Elanco or its affiliates 15 Full Year 2022 Financial Guidance (1) (as of November 8, 2022) $ millions, except per share values November Revenue $4,385 - $4,430 Reported Net Loss $(82) - $(57) Adjusted EBITDA (2) $1,010 - $1,045 Reported Diluted EPS $(0.17) - $(0.12) Adjusted Diluted EPS (2) $1.01 - $1.07 (1) Represents 2022 full year guidance, as provided in the Company’s Q3 2022 earnings presentation issued on November 8, 2022. (2) Non - GAAP financial measure. See slides 16 and 17 for the GAAP to non - GAAP reconciliations.

© 2023 Elanco or its affiliates 16 Full Year 2022 EPS Guidance Reconciliation (1) (as of November 8, 2022) Reported (Loss) per Share $(0.17) - $(0.12) Amortization of Intangible Assets $1.07 Asset Impairment, Restructuring, and Other Special Charges (2) $0.39 - $0.40 Other Expense, Net $0.04 Subtotal $1.50 - $1.51 Tax Impact of Adjustments $(0.33) - $(0.32) Total Adjustments to Earnings (Loss) per Share $1.18 Adjusted Earnings per Share (3) $1.01 - $1.07 Note: Numbers may not add due to rounding (1) Represents 2022 full year guidance, as provided in the Company’s Q3 2022 earnings presentation issued on November 8, 2022. (2) Asset impairment, restructuring, and other special charges adjustments primarily relate to integration efforts of acquired bu sin esses, including the animal health business of Bayer, and IPR&D related to the feline diabetes care asset Elanco licensed during the second quarter. (3) Adjusted EPS is calculated as the sum of reported EPS and total adjustments to EPS.

© 2023 Elanco or its affiliates 17 Full Year 2022 $ millions Reported Net Loss $(82) - $(57) Net Interest Expense Approx. $245 Income Tax Provision $(9) - $(5) Depreciation and Amortization Approx. $680 EBITDA $836 - $865 Non - GAAP Adjustments Asset Impairment, Restructuring, and Other Special Charges Approx. $195 Accelerated Depreciation and Other Special Charges Approx. ($20) Other Expense, Net $2 Adjusted EBITDA $1,010 - $1,045 Adjusted EBITDA Margin 23.0% - 23.6% EBITDA Guidance Reconciliation (1) (as of November 8, 2022) (1) Represents 2022 full year guidance, as provided in the Company’s Q3 2022 earnings presentation issued on November 8, 2022. Note: Numbers may not add due to rounding